UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)     December 19, 2006
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                             Tompkins Trustco, Inc.
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               (Exact Name of Registrant as specified in Charter)


          New York                    1-12709                16-1482357
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(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)         Identification No.)


The Commons, PO Box 460, Ithaca, New York                      14851
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(Address of Principal Executive Offices)                     (Zip Code)


Registrant's telephone number, including area code     (607) 273-3210
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))
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                 Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

         At its December 19, 2006 meeting, the Board of Directors of Tompkins Trustco, Inc. ("Tompkins Trustco"), consistent with Tompkins Trustco's previously announced succession plan, took the following actions:

         (i) accepted the retirement of James J. Byrnes from his position as Chief Executive Officer of Tompkins Trustco, effective at 11:59 p.m. on December 31, 2006. Mr. Byrnes will continue to serve as Chairman of the Board of Directors of Tompkins Trustco and Tompkins Trust Company, and as a director of Mahopac National Bank and AM&M Financial Services, Inc;

         (ii) elected and appointed Stephen S. Romaine, currently the President and Chief Executive Officer and a director of Tompkins Trustco's subsidiary, Mahopac National Bank, to serve as the President and Chief Executive Officer of Tompkins Trustco effective January 1, 2007. Mr. Romaine succeeds James
                  W. Fulmer in the role as President. Mr. Romaine has served as President and Chief Executive Officer of Mahopac National Bank since January 1, 2003, and prior to that, as its Executive Vice President, Chief Financial Officer and Manager, Support Services Division;

         (iii) elected and appointed Stephen S. Romaine to the Board of Directors of Tompkins Trustco effective January 1, 2007; and

         (iv) appointed James W. Fulmer to serve as a Vice Chairman of the Board of Directors of Tompkins Trustco effective January 1, 2007. He will continue to serve as Chairman, President and Chief Executive Officer of The Bank of Castile and Chairman of the boards of Tompkins Insurance Agencies, Inc. and AM&M Financial Services, Inc.

         As compensation for his service as Chief Executive Officer and President of Tompkins Trustco, Mr. Romaine will be paid a base salary of $325,000 in fiscal 2007. Mr. Romaine, age 42, will serve as a director of Tompkins Trustco until the next annual meeting of stockholders of Tompkins Trustco and until his successor is duly elected and qualified. Mr. Romaine will serve on the Pension Investment Review Committee of the Board of Directors of Tompkins Trustco. In addition, Mr. Romaine was elected and appointed to serve as a director of each of Tompkins Trustco's subsidiary corporations - Tompkins Trust Company, Tompkins Insurance Agencies, Inc., The Bank of Castile and AM&M Financial Services, Inc., effective January 1, 2007. He will continue to serve as a director of Mahopac National Bank.

         As Chairman of the Board of Directors of Tompkins Trustco, effective January 1, 2007, Mr. Byrnes will be paid, in lieu of board and committee fees, $50,000 annually, payable in quarterly installments of $12,500.00 cash, on or about January 1st, April 1st, July 1st and October 1st each year. In addition, Tompkins Trustco will provide Mr. Byrnes with a company-owned vehicle for his business and personal use; pay 75% of the cost of certain club dues; and reimbursement of normal business and travel expenses.

         On December 21, 2006, Tompkins Trustco issued a press release announcing, among other appointments, the appointment of Stephen S. Romaine as the new President, Chief Executive Officer and Director of Tompkins Trustco, a copy of that press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

                 Section 9 -- Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)      Exhibits.

         99.1     Press Release of Tompkins Trustco, Inc., dated
                  December 21, 2006


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TOMPKINS TRUSTCO, INC.


Date:  December 22, 2006               By: /s/ JAMES J. BYRNES
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                                           James J. Byrnes
                                           Chairman and CEO


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